                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
November 15, 1999

                      Fleet Credit Card Master Trust II
                (Formerly ADVANTA Credit Card Master Trust II)
            (Exact name or Registrant as specified in its charter)

   New York              Reg. No. 0-20973              Not Required
(State or other          (Commission File            (I.R.S. Employer
jurisdiction                  Number)                 Identification
of incorporation)                                         Number)

                   Fleet Bank (RI), National Association
                    Attention: Linda Morris, Secretary

                             101 Gibraltar Road
                     Horsham, Pennsylvania  19044-2303

                       (Address of Owner/Servicer)

                          111 Westminster Street
                      Providence, Rhode Island  02903

                  (Address of principal executive offices)

              (215) 444-6800  (Telephone Number of Owner/Servicer)
                      (Registrant's Telephone Number)

        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Information relating to the distributions to Certificateholders for the October 1999 Monthly Period of the Trust in respect of the following
Floating Rate Asset Backed Certificates: Series 1994-B, Series 1995-A
Series 1995-C, Series 1995-D, Series 1995-F Class A-2 and Class B
Series 1995-G, Series 1996-A Class A-2 and Class B, Series 1996-B
Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A, Series 1999-A, and Series 1999-B and the following Fixed Rate Asset Backed Certificates:
Series 1995-F, Class A-1 and Series 1996-A, Class A-1 (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables,
Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement date as of December 1, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, (the "Agreement"), between Fleet Bank (RI), National Association and Bankers Trust Company, as Trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.


Effective February 20, 1998, Fleet Bank (RI), National Association assumed all of Advanta National Bank's rights and obligations under the Master Pooling and Servicing Agreement and the outstanding Series Supplements. Fleet Bank (RI), National Association became the Seller and Servicer of the Trust and the Trust's name was changed to Fleet Credit Card Master Trust II.


        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                Pro Forma Financial Information and Exhibits.

1. Monthly Reports for the October 1999 Monthly Period relating to the following Floating Rate Asset Backed Certificates: Series 1994-B, Series 1995-A, Series 1995-C, Series 1995-D, Series 1995-F Class
     A-2 and Class B, Series 1995-G, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E, Series 1998-A, Series 1999-A, and Series 1999-B and the following Fixed Rate Asset Backed Certificates: Series 1995-F Class A-1 and Series 1996-A Class A-1 issued by Fleet Credit Card Master Trust II.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                     Fleet Credit Card Master Trust II

                       (Registrant)
                           BY:  Fleet Bank (RI), National Association

                                         (Owner/Servicer)

Date: November 15, 1999    By:    /s/ JOHN KIRBY BRAY
                                 ---------------------
                           Name:   John Kirby Bray
                           Title:  Executive Vice President and
                                   Chief Financial Officer

                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Reports for the October 1999 Monthly Period          5
     relating to the Asset Backed Certificates Series 1994-B,
     Series 1995-A, Series 1995-C, Series 1995-D, Series
     1995-F, Series 1995-G, Series 1996-A, Series 1996-B
     Series 1996-C, Series 1996-D, Series 1996-E, Series
     1998-A, Series 1999-A, and Series 1999-B issued by the
     Fleet Credit Card Master Trust II.